UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 30, 2006

    First Community Corporation
(Exact Name of Registrant As Specified in Its Charter)

    South Carolina
(State or Other Jurisdiction of Incorporation)

000-28344	57-1010751
(Commission File Number)	(I.R.S. Employer Identification No.)

5455 Sunset Blvd, Lexington, South Carolina (Address of Principal Executive Offices)	29072 (Zip Code)

    (803) 951-2265
(Registrant's Telephone Number, Including Area Code)

    Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

        First Community Corporation is hereby furnishing a slide presentation that was used by certain executive officers of First Community Corporation when they spoke to the various members of the financial and investing community on January 30, 2006. The presentation is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

First Community and DeKalb Bankshares will be filing relevant documents concerning the transaction with the Securities and Exchange Commission, including a registration statement on Form S-4 which will include a proxy statement/prospectus. Shareholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about First Community and DeKalb Bankshares, at the Securities and Exchange Commission’s internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the Securities and Exchange Commission that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to First Community Corporation, 5455 Sunset Blvd., Lexington, South Carolina 29072, Attention: Michael C. Crapps, or DeKalb Bankshares, Inc., 631 West DeKalb Street, Camden, South Carolina 29020, Attention: William C. Bochette III. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, AND OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

The directors and executive officers of First Community and DeKalb Bankshares and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding First Community’s directors and executive officers is available in its definitive proxy statement (form type DEF 14A) filed with the SEC on April 15, 2005. Information regarding DeKalb Bankshares’ directors and executive officers is available in its definitive proxy statement (form type DEF 14A) filed with the SEC on March 8, 2005. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

                (c)  Exhibits: The following exhibits are filed as part of this report:

Exhibit Number	Description

99.1	Slide presentation given by certain executive officers of First Community
Corporation on January 30, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2006	FIRST COMMUNITY CORPORATION By: /s/ Joseph G. Sawyer Joseph G. Sawyer Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Slide presentation given by certain executive officers of First Community
Corporation on January 30, 2006.

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